UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☒      Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Under Rule 14a-12

HILL-ROM HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

[The following presentation was made available to employees of Hill-Rom Holdings, Inc. on September 2, 2021.]

 1  Complementary Visions  August 2021

     #  Our Mission  “Baxter colleagues around the world are focused on our Mission to Save and Sustain Lives. Whether they are making life-saving products, working with healthcare providers, or bringing innovation to life, I am proud of how our team embraces our mission with passion and determination.”  Joe AlmeidaBaxter Chairman & CEO  2

 3  Serving Patients and Caregivers Worldwide                        50,000+Employees  ~75M Patients Treated Annually  Products in 100+ Countries

Baxter Profile: A Diversified Global Portfolio[1]

2020 Global Revenue[2]


$11.7B

Americas	54%
EMEA	25%
Asia Pacific	21%

~$3.8B

Renal Care

~$2.7B

Medication Delivery

~$2.1B

Pharmaceuticals

~$0.9B

Clinical Nutrition

~$0.9B

Advanced Surgery

~$0.7B

Acute Therapies

~$0.5B

BioPharma Solutions

[1] *Sales and related figures represent FY 2020; Other sales represent ~$0.1B.*

[2] Baxter financial information used throughout this presentation has been sourced from their applicable filings with the Securities and Exchange Commission available at www.sec.gov and from their investor presentation materials available at www.baxter.com.

Baxter

4

 5    Working to bring smarter, more personalized care to the world      90 year heritage ofsaving and sustaining lives     STRONGglobal businesswith great people    ADVANCING transformative healthcare innovation     ONE OF THE MOST trusted brands in medical products

Best Place to Work: Recognized for Excellence

Serving our Communities Worldwide

Reducing our Environmental Footprint

Expanding Access to Care

Focusing on Inclusion and Diversity

Select recognition highlights

Global Citizenship

Dow Jones Sustainability Indices
World Index, North America Index

***Newsweek* America's 400 Most Responsible Companies**
#30

JUST 100 America's "Most Just" Companies
#40

3BL Media 100 Best Corporate Citizens
#23

Top Employer/Inclusion & Diversity

Diversity Best Practices Inclusion Index

Human Rights Campaign Corporate Equality Index
100% Score

Disability Equality Inclusion Index
Top 10%

***Working Mother* 100 Best Companies**

For more information, refer to our 2020 Corporate Responsibility Report and recent Sustainability Accounting Standards Board Index.

Baxter

6

Leading Our Industry: *Select Awards and Recognitions*


Baxter
INTERNATIONAL
WOMEN'S
DAY






#BaxterGivesBack

Best Place to Work

Building diverse and inclusive teams and providing meaningful career experiences

Disability:IN
Ranked in top 10% on 2020 Disability Equality Index®

Forbes
America's Best Employers for Diversity and Best Employers for Women

Human Rights Campaign
Corporate Equality Index and Best Places to Work for LGBTQ Equality

Seramount (formerly The Diversity Best Practices)
Inclusion Index Company

Seramount (formerly Working Mother)
100 Best Companies, Best Companies for Dads and Top Companies for Executive Women

Corporate Responsibility

Making a meaningful difference where we live and work

CDP
Leadership in Climate and Water

Dow Jones
Sustainability World Index and North America Index

FTSE4Good
Index Series

JUST Capital
America's Most Just Companies Top 100

Newsweek
America's Most Responsible Companies

S&P Global
The Sustainability Yearbook

3BL Media
100 Best Corporate Citizens

Business Performance

Delivering industry-leading performance

Forbes
America's Top 500 Public Companies

Fortune
500 List (ranking by revenue)

Forbes
Global 2000 List (ranking by revenue)

Baxter

7

Baxter Confidential — Do not distribute without prior approval |  8  BAXTER FORWARD-LOOKING STATEMENTSThis communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995, each as amended, concerning Baxter’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline, including results of clinical trials and planned product launches, and financial outlook for 2021 – 2024 for standalone Baxter and the combined companies. Forward-looking statements provide current expectations of future events and include any statements that do not directly relate to any historical or current fact. Actual results could differ materially from those discussed in the forward-looking statements, as a result of factors, risks and uncertainties, not under the company’s control, including, but not limited to: (i) conditions to the consummation of the Hillrom acquisition, including Hillrom’s shareholder approval of the proposed acquisition, may not be satisfied or the regulatory approvals required for the proposed acquisition may not be obtained on the terms expected or on the anticipated schedule; (ii) successful integration of Hillrom with the company and the realization of anticipated benefits of the acquisition (including anticipated synergies and net leverage targets) within the expected timeframes or at all; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the Hillrom acquisition; (iv) potential adverse reactions to the Hillrom acquisition by the company or Hillrom’s strategic partners; (v) the impact of global economic conditions (including potential trade wars) and public health crises and epidemics, such as the ongoing coronavirus (COVID-19) pandemic, on the company and its customers and suppliers, including foreign governments in countries in which the company operates; (vi) the demand for and market acceptance of risks for new and existing products (including the impact of reduced hospital admission rates and elective surgery volumes); (vii) product development risks (including any delays in required regulatory approvals); (viii) product quality or patient safety concerns; (ix) the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; (x) accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the acquisitions of Cheetah Medical, Seprafilm Adhesion Barrier and PerClot Polysaccharide Hemostatic System and specified rights to Caelyx/Doxil in territories outside the U.S., and Transderm Scop); (xi) loss of key employees or inability to identify and recruit new employees; (xii) breaches or failures of the company’s information technology systems or products, including by cyberattack, unauthorized access or theft; (xiii) future actions of national and foreign regulatory and governmental authorities, including Food and Drug Administration, the Department of Justice, the Federal Trade Commission, the Securities and Exchange Commission (SEC), the New York Attorney General and the Environmental Protection Agency, including the continued delay in lifting the warning letter at the company’s Ahmedabad facility or proceedings related to the investigation related to foreign exchange gains and losses; (xiv) uncertainties regarding actual or potential legal proceedings, including the opioid litigation, ethylene oxide litigation and litigation related to the company’s internal investigation of foreign exchange gains and losses; (xv) increasing regulatory focus on privacy and security issues; failures with respect to compliance programs; (xvi) U.S. healthcare reform and other global austerity measures; (xvii) pricing, reimbursement, taxation and rebate policies of government agencies and private payers; proposed regulatory changes of the U.S. Department of Health and Human Services in kidney health policy and reimbursement; (xviii) the ability to enforce owned or in-licensed patents or the prevention or restriction of the manufacture, sale or use of products or technology affected by patents of third parties; (xix) global, trade and tax policies; (xx) any change in laws concerning the taxation of income (including current or future tax reform), including income earned outside the United States and potential taxes associated with the Base Erosion and Anti-Abuse Tax; (xxi) actions taken by tax authorities in connection with ongoing tax audits; (xxii) fluctuations in foreign exchange and interest rates; (xxiii) and other factors discussed in “Risk Factors” in Baxter’s Annual Report on Form 10-K for the most recently ended fiscal year and other filings with the SEC, which are available on Baxter’s website and at http://www.sec.gov. Baxter is providing the information in this communication as of this date and does not undertake any obligation to update any forward-looking statements as a result of new information, future events or otherwise.No Solicitation Baxter, its directors and executive officers are not soliciting proxies from the shareholders of Hillrom in connection with the proposed acquisition and are not participants in the solicitation of proxies by Hillrom. Baxter is making this communication for informational purposes only and does not intend to file any communication relating to the proposed acquisition on a proxy statement on Schedule 14A with the SEC.

 Baxter Confidential — Do not distribute without prior approval |  9  HILLROM FORWARD-LOOKING STATEMENTSThis communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Statements concerning general economic conditions, our financial condition, results of operations, cash flows and business and our expectations or beliefs concerning future events, including the demand for our products, the ability to operate our manufacturing sites at full capacity, future supplies of raw materials for our operations, product launches, share repurchases, international market conditions, expectations regarding our liquidity, our capital spending, plans for future acquisitions and divestitures, and our operating plans; and any statements using phases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “intends,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases are forward-looking statements that involve certain factors, risks and uncertainties that could cause Hillrom’s actual results to differ materially from those anticipated. Such factors, risks and uncertainties include: (1) the future impact of the COVID-19 pandemic on Hillrom’s business, including but not limited to, the impact on its workforce, operations, supply chain, demand for products and services, and Hillrom’s financial results and condition; (2) Hillrom’s ability to successfully manage the challenges associated with the COVID-19 pandemic; (3) increasing regulatory focus on privacy and data security issues; (4) breaches or failures of Hillrom’s information technology systems or products, including by cyberattack, unauthorized access or theft; (5) failures with respect to compliance programs; (6) Hillrom’s ability to achieve expected synergies from acquisitions; (7) risks associated with integrating recent acquisitions; (8) global economic conditions; (9) demand for and delays in delivery of Hillrom’s products; (10) Hillrom’s ability to develop, commercialize and deploy new products; (11) changes in regulatory environments; (12) the effect of adverse publicity; (13) the impact of competitive products and pricing; (14) Hillrom’s ability to maintain or increase margins; (15) the potential loss of key distributors or key personnel; (16) the impact of the Affordable Health Care for America Act (including excise taxes on medical devices) and any applicable healthcare reforms (including changes to Medicare and Medicaid), and/or changes in third-party reimbursement levels; (17) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction; (18) the failure to obtain the approval of Hillrom’s shareholders, (19) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (20) risks related to disruption of management’s attention from Hillrom’s ongoing business operations due to the transaction; (21) the effect of the announcement of the transaction on the ability of Hillrom to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (22) the ability to meet expectations regarding the timing and completion of the transaction; (23) uncertainty regarding actual or potential legal proceedings; and (24) the other risks listed from time to time in Hillrom’s filings with the SEC. For additional information concerning factors that could cause actual results and events to differ materially from those projected herein, please refer to Hillrom’s Annual Report on Form 10-K for the year ended September 30, 2020 and in other documents filed by Hillrom with the SEC, including subsequent Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Hillrom is providing the information in this communication as of this date and assumes no obligation to update or revise the forward-looking statements in this communication because of new information, future events, or otherwise.

 Baxter Confidential — Do not distribute without prior approval |  10  Additional Information About the Merger and Where to Find It This communication relates to the proposed transaction involving Hillrom. This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the proposed transaction, Hillrom will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Hillrom’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Hillrom may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF HILLROM ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents (when available) free of charge at the SEC’s website, www.sec.gov, or by visiting Hillrom’s investor relations website, https://ir.hill-rom.com/ir-home/default.aspx. Participants in the SolicitationHillrom and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Hillrom’s common stock in respect of the proposed transaction. Information about the directors and executive officers of Hillrom and their ownership of Hillrom’s common stock is set forth in the definitive proxy statement for Hillrom’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on January 19, 2021, or its Annual Report on Form 10-K for the year ended September 30, 2020, and in other documents filed by Hillrom with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed transaction when they become available.